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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                               __________________

                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



Date of Report (Date of earliest event reported):        July 11, 2000
                                                 ---------------------


                       Upgrade International Corporation
                       ---------------------------------
            (Exact name of registrant as specified in its charter)


   Florida                           0-27649                           58-244-1311
   -------                           -------                           -----------
(State or other                    (Commission                       (I.R.S. Employer
  jurisdiction                     File Number)                      Identification No.)
of incorporation)

1411 Fourth Avenue - Suite 629 Seattle, Washington      98101
     (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (206) 903-3116
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Item 5.  Other Events

     On July 11, 2000, Upgrade International Corporation ("Upgrade") executed a letter of intent with The Pathways Group, Inc. ("Pathways") (OTCBB: PTHW) pursuant to which Upgrade will acquire 100% of Pathways in an all-share transaction. Upgrade proposes that each stockholder of Pathways receive one share of Upgrade common stock for each 14.3 shares of Pathways common stock held by such stockholder. The acquisition is subject to the negotiation of a definitive merger agreement, the receipt of all regulatory approvals and stockholder approval.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPGRADE INTERNATIONAL CORPORATION



By: /s/ Daniel S. Bland                         July 19, 2000
   ------------------------------              ---------------
Name: Daniel S. Bland                               (Date)
Title:  President

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